Exhibit 99.1

Non - Confidential Materials Corporate Presentation December 2017

Non - Confidential Materials Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. 2

Non - Confidential Materials Fortress Biotech: Our Unique Approach What we do: Acquire, develop and commercialize novel biopharmaceutical products in all stages of development and across multiple therapeutic areas directly within Fortress Biotech and through our subsidiaries. Our business strategy: Build subsidiaries around marketed products and product candidates that create a pipeline providing our shareholders with a diversified long - term revenue stream. Program candidates 3 17 Marketed Clinical Development 20 Pre - clinical 3

Non - Confidential Materials Fortress Biotech: Creating Opportunity Business Advantages • Unique business model and company structure • Seek out the best product candidates • Move fast to get products to market • Extensive experience in structuring deals • Take advantage of time - sensitive opportunities • Top tier, focused and experienced management team Financial Advantages • Access to additional capital • Efficient plan to fund subsidiaries • Multiple revenue streams (sales, equities, royalties, fees) • Super - majority voting shares of each subsidiary 4

Non - Confidential Materials Experienced Leadership 5 • Co - Portfolio Manager and Partner of Opus Point Partners, LLC • Prolific and successful investor in the life sciences industry for over 20 years previously as Chairman of Paramount BioCapital Lindsay A. Rosenwald, MD President and CEO Chairman of the Board • Executive Chairman and CEO of TG Therapeutics • Co - Portfolio Manager and Partner of Opus Point Partners, LLC • Previously Chairman and CEO of Keryx Biopharmaceuticals Michael S. Weiss Executive Vice Chairman Co - Vice Chairman of the Board • Currently serves on board of Biogen, Inc. • Oncologist and former Chief Medical Officer at ImClone Systems, Inc. • Advisor to academic, industrial and FDA advisory boards and has more than 300 peer - reviewed publications Eric K. Rowinsky, MD Co - Vice Chairman of the Board • Vice President and Corporate Controller of Fortress Biotech from June 2011 until June 2017 • Former Senior Vice President and CFO of Schochet Associates, as well as Corporate Controller of Indevus Pharmaceuticals • Over 30 years of financial and operational experience Robyn Hunter Chief Financial Officer • Former Divisional VP, Global Process and Manufacturing Sciences, Abbvie • Over 30 years experience in biopharmaceutical process development including leading Humira’s™ process and manufacturing, world’s biggest selling pharmaceutical product George C. Avgerinos, PhD Senior Vice President, Operations

Non - Confidential Materials Subsidiaries’ Relationship to Fortress 6 Rare & Life Threatening Conditions: Amyloidosis Rare Pediatric Diseases: Menkes Disease & Other Metabolism Disorders CAR - T / Immuno - Oncology: Brain Cancer, Leukemia Immunotherapies: Cancer, Infectious Disease Orphan / Rare Diseases Acute Care: Post - Surgical Pain Cancer: Immuno - oncology & Targeted Anti - cancer Agents Dermatology: Marketed Products Therapy: Traumatic Brain Injury Gene Therapy: Complement Diseases Gene Therapy: Orphan / Rare Diseases

Non - Confidential Materials Provide Efficient Way To Develop / Commercialize A Product 7 Identify Product Candidates We seek and identify new in - licensing opportunities in all therapeutic areas and all stages of development from: • Academic centers • Corporate entities • Government health organizations Due - Diligence Perform extensive due diligence on product candidates using: • KOLs • Clinical data • Market size • Competition In - License 1. May create a subsidiary around product candidates / therapeutic areas 2. Fund and support research and development programs 3. Offer flexibility in deal structuring Conventional licensing Acquisitions Partnerships Equity arrangements Joint ventures Public / private financings Option agreements

Non - Confidential Materials Fortress: Offer Subsidiaries Accelerated Drug Development 8 Scientific Affairs SUBSIDIARY 1. Expertise in each therapeutic area 2. Knowledge of the development process 3. Pooled resources 4. Cost efficient operations structure 5. Top - tier focused management team 6. Access to capital Funding & Management Services Business Development Finance Scientific Affairs Legal Accounting Clinical Trials Manufacturing Executive Chairman / Board

Non - Confidential Materials Out - License Strategy Adds To Market Size • Supports portfolio / capital needs • Provides revenue to find more assets • Monetizes pipeline 9 Country Worldwide Ex U.S. Deal Out - License Agreements

Hematology / Oncology Pipeline

	Product Candidate	Indication	Stage of Development				
			Preclinical	Phase 1	Phase 2	Phase 3	Commercial
Caelum Biosciences	CAEL-101	AL Amyloidosis					
Checkpoint Therapeutics	CK-301 Anti-PD-L1	Solid Tumor					
	Anti-GITR						
	Anti-CAIX						
	CK-101 EGFR Inhibitor						
	CK-102 PARP Inhibitor						
	CK-103 BET Inhibitor						
Mustang Bio	MB-101 IL13Rα2 CAR	Malignant Glioma					
	MB-102 CD123 CAR	AML; BPDCN					
	MB-103 HER2 CAR	Glioblastoma Multiforme					
	MB-104 CS1 CAR	Multiple Myeloma					
	MB-105 PSCA CAR	Prostate, Pancreatic, Gastric & Bladder Cancers					
	MB-106 CD20 CAR	B-cell non-Hodgkin Lymphoma					
Fortress Biotech	CNDO-109	AML; MDS					

Non-Confidential Materials 10

Diversified Pipeline Across Different Therapeutic Areas

Subsidiary	Product Candidate	Indication	Stage of Development				
			Preclinical	Phase 1	Phase 2	Phase 3	Commercial
Cellvation	CEVA101	MNCs for Pediatric TBI					
	CEVA101	MNCs for Adult TBI					
	CEVA102	NextGen for Pediatric TBI					
	CEVA102	NextGen for Adult TBI					
	CEVA-D	Bioreactor – Device					
Helocyte	Triplex	CMV Stem Cell Transplant					
	PepVax	CMV Stem Cell Transplant					
	Triplex	Kidney Transplant					
	Triplex	Liver Transplant					
	Triplex	Drive CMV Cell Therapy					
	Triplex	Stem Cell Transplant (Pediatric)					
	Triplex	HIV Patients on ART					
	Triplex	Glioblastoma Multiforme					
	Triplex	Hematalogical Malignancies					
	Pentamer	Congenital CMV					
Aevitas Therapeutics	Gene Therapy						
Tamid Bio, Inc.	Gene Therapy	MPS I Ocular Disease					
		Corneal Transplant Rejection					
		Dysferlinopathy					
Cyprium Therapeutics	CUTX-101	Menkes Disease					
	AAV-ATP7A Gene Therapy	Menkes Disease					

Non-Confidential Materials 11

Non - Confidential Materials Non - Confidential Materials Diversified Pipeline Across Different Therapeutic Areas 12 Subsidiary Product Candidate Indication Stage of Development Preclinical Phase 1 Phase 2 Phase 3 Commercial Avenue Therapeutics IV Tramadol Post Surgical Pain Journey Medical Corporation Targadox Acne Ceracade Eczema Emollient Luxamend Wound Cream

Non - Confidential Materials Non - Confidential Materials 13 Focus Developing treatments toward rare and life threatening diseases that lack effective therapies Market Size 30,000 - 45,000 patients in the US and EU; 4,500 newly diagnosed patients per year AL amyloidosis is the largest of systemic amyloidosis including both ATTR and AA Product Candidate CAEL - 101, a pioneering antibody being developed to specifically target AL fibrils and dissolve amyloid deposits Clinical Trials Phase 1 is complete. 67% of patients had a cardiac response and 63% of patients had a response overall. The median time to organ response was 3 weeks. CAEL - 101 is well - tolerated and safe showing no dose - limiting toxicities. Pre - clinical and response independent of light chain sub - type and independent from plasma directed therapy Milestones Phase 1 is complete with data presented at ASH 2017 Entered biopharmaceutical manufacturing agreement with Patheon in May 2017 Phase 3 expected to commence 2018 Licensor & Scientific Advisor Columbia University: January 2017 Suzanne Lentzsch, M.D., Ph.D., Professor of Medicine at Columbia University Medical Center, Scientific Advisory Board Chair and Primary Investigator on Phase 1a/1b study CEO Michael Spector (25+ years of leadership experience in pharmaceutical and biotechnology) A novel antibody being developed for patients with AL Amyloidosis Rare & Life - Threatening Conditions

Non - Confidential Materials CAEL - 101 Phase 1a/1b Organ Response Rates 14

Non - Confidential Materials CAEL - 101 - 67% of Patients Achieved Cardiac Response 15

Non - Confidential Materials Non - Confidential Materials 16 Focus Acquire and develop novel immuno - oncology and targeted cancer agents alone and in combination to treat patients with solid tumors Market Size Anti - PD - (L)1 >$30B, Anti - GITR > $1B, CK - 101 EGFR > $5B, CK - 103 BET > $1B Product Candidates Two immuno - oncology “I/O” antibodies, licensed from Dana Farber Four targeted anti - cancer agents Clinical Trials CK - 101 (EGFR Inhibitor) Phase 1/2 study ongoing CK - 301 (Anti - PD - L1) Phase 1 study ongoing Milestones 1Q 2018: Completion of CK - 301 (anti - PD - L1) dose escalation and initiation of expansion cohort(s) 1H 2018: Clinical updates on CK - 301 and CK - 101 (EGFR Inhibitor) clinical trials 1H 2018: CK - 103 (BET Inhibitor) target IND filing TGTX Collaboration Joint development of anti - PD - L1 and anti - GITR mAbs, and BET inhibitor program with Checkpoint developing solid tumor indications and TG in liquid tumors CEO James Oliviero (15+ years of leadership experience in pharmaceutical and biotechnology, previously senior management of Keryx, achieving a new drug approval) Building a platform to combine targeted agents with immuno - oncology agents to maximize anti - cancer effect Immuno - Oncology

Non - Confidential Materials CK - 301: Pre - Clinical Activity 17 T Cell - Specific Transcription (Fold increase) 10 Poster: AACR Annual Meeting 2017 CK - 301 potency similar to competitor anti - PD - L1 antibodies in PD - 1/PD - L1 blockade bioassay (reversing T - Cell inhibition) -8 -7 -6 -5 0 2 4 6 8 Antibody, g/m l F o l d i n c r e a s e o v e r b c k g r d atezolizum ab* durvalum ab* low affinity anti-P D -L1 control avelum ab* C K -301 N orm al IgG 1 control

Non - Confidential Materials CK - 101, 3rd Generation EGFR Pre - Clinical Efficacy 18 Vehicle Control CK - 101 50 mg/kg CK - 101 100 mg/kg CK - 101 200 mg/kg Afatinib 20 mg/kg IC 50 ( nM ) Cell Line A431 H1975 HCC827 Mutation EGFR Wild - Type EGFR Mutant L858R / T790M EGFR Mutant Exon 19 del Afatinib 34 23 1 Tagrisso 280 2 3 CK - 101 689 5 10 In vitro, CK - 101 showed: • Strong efficacy for T790M and other EGFR mutations • Good selectivity for mutant over wild - type EGFR A431/H1975 ratio ~ 100 fold In mice, CK - 101 showed strong activity against T790M mutated NSCLC with increasing dose T790M NSCLC xenograft model

Non - Confidential Materials Non - Confidential Materials Focus Two lead CAR - T programs targeting IL13R α 2 and CD123, for the treatment of Glioblastoma Multiforme and AML/BPDCN, respectively Market Size In U.S., Japan and five major EU markets per year… ~30,000 newly diagnosed GBMs (malignant brain tumor) ~30,000 newly diagnosed cases of AML (acute myeloid leukemia) Product Candidates MB - 101 IL13R α 2 - specific CAR - T cells which have no current competition MB - 102 CD123 - specific CAR - T cells which have been validated in ultra orphan indication Clinical Trials Two Phase 1 trials ongoing with preliminary safety data from at least 6 patients in both CAR - T programs Milestones Phase 1 data readouts early 2018 NEJM case study demonstrates MB - 101 achieved complete remission in patient with recurrent GBM Licensor City of Hope Scientific Advisors Dr. Stephen Forman, City of Hope Dr. Christine Brown, City of Hope Focus Three clinical stage CAR - T programs & three preclinical stage CAR - T programs Market Size In the U.S., Japan and five major EU markets there are 30,000 newly diagnosed GBMs (malignant brain tumor) and 30,000 newly diagnosed cases of AML (acute myeloid leukemia) Product Candidates MB - 101 IL13R α 2 - specific CAR - T cells for GBM MB - 102 CD123 - specific CAR - T cells for AML & blastic plasmacytoid dendritic cell neoplasm MB - 103 HER2 - specific CAR - T for GBM MB - 104 CS1 - specific CAR - T for multiple myeloma MB - 105 PSCA - specific CAR - T for prostate, pancreatic, gastric, & bladder cancers MB - 106 CD20 - specific CAR - T for relapsed / refractory B - cell non - Hodgkin Lymphoma (NHL) Clinical Trials One Phase 1 trial ongoing for each of the 2 lead CAR - T programs, with preliminary safety data from at least 6 patients in each; 3 rd program started enrolling NHL patients in first clinical trial Q4’17 Milestones Phase 1 data readouts 2017 - 2018 Licensors City of Hope, Fred Hutchinson Cancer Research Center Scientific Advisors Dr. Stephen Forman, City of Hope; Dr. Christine Brown, City of Hope; Dr. Brian Till, Fred Hutchinson Cancer Research Center Funding ~$95M (2/2/17) CEO Manuel Litchman , M.D. (20+ years of experience in pharma & biotech , including senior leadership positions in licensing, development and general management at Novartis and Arvinas LLC) 19 Robust CAR - T platform technology in partnership with pioneers in CAR - T technologies from City of Hope & Fred Hutchinson Cancer Research Center; $95M private placement financing closed in February 2017 Aggressive Forms of Cancer

Regression of Recurrent Multifocal Glioblastoma After Intraventricular Delivery of IL13Rα2-Targeted CAR T Cells

MUSTANGBIO



Before Infusion
After Infusion
Day 108
Day 295
T6
T7
Day 109
Day 298

Sagittal MRI (top) and PET (bottom) of the brain



Before Infusion
After Infusion
T4
T7
T5
Day 108
Day 295

Axial MRI of the brain



Before Infusion
After Infusion
T8
Day 86
Day 289
Day 77
Day 133

All metastatic tumors in the spine were completely eliminated



T4
T5
T6
T7
T8
Intracavitary Cycles 1–6
Intraventricular Cycles 7–11
Intraventricular Cycles 12–16
Maximum Lesion Area (mm²)
Days after Enrollment

Maximum lesion area for non-resected tumors 4 through 8 with their respective decreases over time

Clinical response was sustained for 7.5 months after the initiation of CAR T-cell therapy, and none of these initial tumors recurred.

Source: *The New England Journal of Medicine*. 2016;375:2561-2569.

FORTRESS BIOTECH

Non-Confidential Materials 20

Non - Confidential Materials Non - Confidential Materials 21 Focus Develop novel immunotherapies for the prevention and treatment of CMV that can cause life - threatening disease in those with weak immune systems Market Size CDC estimates 50 - 80% infected with Cytomegalovirus (CMV) by age of 40 CMV in Allogeneic Stem Cell Transplant: U.S. Incidence ~8,000 / EU Incidence ~15,000 CMV in Allogeneic Solid Organ Transplant: U.S. Incidence ~8,000 / EU Incidence ~15,000 Product Candidates PepVax : HLA - restricted, single antigen CMV vaccine Triplex: First universal, multi - antigen CMV vaccine Clinical Trials PepVax : Phase 2 ongoing, multi - center, double - blind trial for stem cell transplant (n=96) Phase 1b showed safe, effective and Published in Lancet Dec 2015 Triplex: Phase 2 ongoing, multi - center, double - blind trial for stem cell transplant (n=115) Phase 1 showed safe, immunogenic. Presented ASH 2015. Published in Blood Nov 2016 Upcoming Milestones Triplex: Phase 2 primary endpoint by 1H2018 PepVax : Phase 2 primary endpoint by 2H2018 Licensor City of Hope Funding $8M+ in current grant funding, other grants in progress CEO Frank Taffy (15+ years of experience at Forest Labs and Life Tech in corporate development and operations) Three novel biologic immunotherapies (two in Phase 2) targeting billion dollar orphan market Cytomegalovirus (CMV): Common Virus

Phase 1 Studies: Journal Publications

hēlocyte

Phase 1b
(Completed, Published in *The Lancet*)

Design	Single-Center (City of Hope) Study in 36 Allogeneic HSCT CMV(+)Recipients Randomized (1:1) between Vaccine Arm (VA) and Observation Arm (OA)
Dosing Schedule	Two subcutaneous vaccinations after transplant • Day 28 • Day 56
1° Endpoint	Overall safe and well-tolerated **Published in *The Lancet Haematology* (12/28/2015)**
2° Endpoint	• Increase in CD8+ T-cells • Reduced CMV Reactivation, 6% vs.33%,p=0.044 • Reduced Relapse, 6% vs. 28%, p=0.015 • Reduced Death, 0vs. 39%

	Vaccine (n=18)	Observation (n=18)
Patients with serious adverse events	4 (22%)	9 (50%)
Disease relapse	1 (6%)	5 (28%)
Death	0 (0%)	7 (39%)
CMV viraemia (≥500 gc/mL)	1 (6%)	6 (33%)

Phase 1
(Completed, Published in *Blood*)

Design	Single-Center (City of Hope) Dose Escalation (three levels) in 24 Healthy Volunteers (CMV +/-)
Dosing Schedule	Two IM injections four weeks apart Last patient dosed 4/2015
1° Endpoint	Safe and well-tolerated in all dose cohorts **Presented at *ASH* (December 2015)** **Published in *Blood* (November2016)**
2° Endpoint	↑pp65-, IE1-, IE2-specific CD8 and CD4 T-cells **Particularly pronounced increase in T-cells in those with low baseline levels**

FORTRESS BIOTECH

Non-Confidential Materials 22

Proprietary Materials Non - Confidential Materials 23 Focus Developing novel therapies for the treatment of rare, fatal pediatric diseases, with initial focus on Menkes disease and related copper metabolism disorders Market Size Menkes disease is a rare X - linked pediatric disease caused by gene mutations of copper transporter ATP7A, which affects approximately one in 100,000 newborns per year. Product Candidate CUTX - 101 (Copper Histidinate injection) is being developed to replenish copper levels in patients with Menkes disease. A preclinical AAV - based ATP7A gene therapy is being developed to deliver working copies of ATP7A to Menkes patients. Both programs have FDA Orphan Drug Designations. Clinical Trials In Phase 1/2 clinical study conducted at NICHD, early treatment of Menkes patients with CUTX - 101 led to an improvement in neurodevelopmental outcomes and survival. Phase 3 study of CUTX - 101 is ongoing; Natural History Study of untreated Menkes patients is ongoing. Milestones FDA meetings to confirm regulatory pathway in 2017 GMP manufacturing and other CMC and product development activities Licensor & Scientific Advisor Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), part of the National Institutes of Health (NIH): March 2017 (CRADA & Exclusive License Agreement) Stephen G. Kaler, M.D., Senior Investigator and Head, Section on Translational Neuroscience, Molecular Medicine Branch, NICHD, Principal Investigator for Menkes disease clinical studies CEO Lung S. Yam, M.D., Ph.D. (Senior Advisor, Opus Point Partners; BD Consultant involved in identifying and in - licensing of multiple assets to Fortress and affiliated companies) A novel therapy in Phase 3 clinical trial being developed for patients with AL Menkes Disease Rare & Fatal Pediatric Diseases

Proprietary Materials Non - Confidential Materials 24 Focus Developing treatments towards complement - mediated diseases Market Size Potential disease targets: Age - related macular degeneration (AMD) (~ 10 million patients in the U.S. per year; expected to double by year 2050 ) Paroxysmal nocturnal hemoglobinuria (PNH)  ~ 400 - 500 newly diagnosed cases in the U.S. per year) A typical hemolytic uremic syndrome ( aHUS ) ( ~ 600 newly diagnosed cases in the U.S. per year) Product Stage Preclinical Technology platform based on adeno - associated virus (AAV) - based gene therapy to restore lasting production of regulatory proteins Gene Therapy

Gene Therapy

Tamid Bio

Novel adeno-associated virus (AAV)-based gene therapies for improving various orphan diseases

Focus	Developing treatments towards rare diseases
Market Size	Potential disease targets: Mucopolysaccharidosis-1 (MPS-1) (~1/1,000,000 people) Corneal transplant rejection (~33,000 transplants per year in U.S., failure rate up to 50%) Dysferlinopathies (LGMD2B: ~1-9/1,000,000 people)
Product Stage	Preclinical

Non-Confidential Materials 25

IV Tramadol For Post-Surgical Pain

AVENUE THERAPEUTICS

IV Tramadol, if approved, would be the only Schedule IV intravenous opioid in the U.S.

Focus	IV tramadol for the treatment of post-surgical pain
Market Size	IV analgesics sells ~$1bn per year in the U.S. IV acetaminophen sells >$250MM with ~3 to 4% of the unit volume
Product Candidate	Intravenous (IV) Tramadol, a schedule IV opioid **without the typical side effects of narcotics**, for the treatment of moderate to moderately severe pain
Regulatory Path	505b(2)
Status	Phase 3 (Topline data readout in 2Q2018)
Funding	IPO with $38 million in gross proceeds in June 2017
CEO	Lucy Lu, M.D. (15+ years of experience in biotech and equity research)

Non-Confidential Materials 26

Non - Confidential Materials Survey of Anesthesiologists: Favorable View of IV Tramadol Survey of 30 U.S. Anesthesiologists. Conducted through LEERINK and available upon request. 27 Patients Taking Switch To IV Tramadol Add IV Tramadol IV Morphine 40% 41% IV NSAIDS 26% 37% IV Acetaminophen 24% 35% Overall Impression Favorable initial impression of t ramadol as a potential new IV analgesic 77%

Non - Confidential Materials 28 Focus Identify, develop and commercialize innovative, differentiated prescription dermatology products through a highly efficient and potent sales and marketing model Product Portfolio Targadox ( doxycyline tablets ) : Sever e acne Ceracade (skin emulsion) : Atopic and various types of dermatitis Luxamend (wound cream) : Wounds from superficial to full thickness and 1 st and 2 nd degree burns Market Highlights Journey targets the top 5,000 prescribing dermatologists reaching more than 70% of our market Increased sales force from 15 to 30 representatives in 2017 Targadox is the fastest growing branded doxycycline in 2017 Luxamend is the #1 prescribed brand in the prescription wound market in 2017 CEO Claude Maraoui (25+ years commercializing dermatology products; previously Vice President of Sales at Medicis , responsible for 1.2 billion in revenue and 240 sales representatives. Prior roles include head of North America sales and head of Marketing for Medicis Aesthetics makers of Restylane and Dysport ) Team of industry experts successfully launched three dermatology products in 6 months Innovative Dermatology Products

Non - Confidential Materials 29 Focus Develop novel biologic therapies for TBI treatment Market Size 200,000 adults / 50,000 children with TBI Product Candidate CEVA101: Autologous bone - marrow derived mononuclear cells Clinical Trials Two ongoing Phase 2 studies, one adult and one pediatric Phase 1 in Adult TBI: Published in Stem Cells , November 2016 Milestone Phase 2 data in Children as early as 1H2019, in Adults as early as 2H2019 FDA grants equivalent of Breakthrough Therapy designation in 11/2017 (RMAT, Cures Act) Potential for early market access in Japan under revised Pharma Affairs Law Potential for pediatric voucher Licensor Two technology platforms from University of Texas Health Science Center Funding NIH/DOD Grant Funding: $10M+ CEO Frank Taffy ( 15+ years of experience at Forest Labs and Life Tech in corporate development and operations) No approved reparative therapy for treatment of severe TBI. Now have CEVA101, a biologic, that minimizes the secondary injury associated with TBI. CEVA101: Severe Traumatic Brain Injury

Non - Confidential Materials Structural Preservation Through Cell Therapy CEVA101 Phase 1: Volumetric Preservation in Pediatric TBI CEVA101 Phase 1: Volumetric Preservation in Adult TBI 30 • Post - TBI MRI at Month 1 (Scan 1) versus Month 6 (Scan 2) • Preservation of Grey Matter (GM), White Matter (WM), Intracranial Volume (ICV) Tx- Tx+ %Cor WM Vol [mm3] -3.6% -0.6% -4.0% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% % Difference in WM Volume % change in cortical WM volume

Non - Confidential Materials Checkpoint Immuno - Oncology Platform Helocyte Anti - CMV Vaccine for GBM Checkpoint 1. CK - 101 Anti - EGFR 2. CK - 102 PARP Inhibitor 3. CK - 103 BET Inhibitor 4. Anti - CAIX Mustang CAR - Ts 1. MB - 101 IL13R α 2 for GBM 2. MB - 102 CD123 for AML 3. MB - 103 HER2 for GBM 4. MB - 104 CSA for Multiple Myeloma 5. MB - 105 PSCA for Solid Tumors 6. MB - 106 CD20 for Lymphoma Synergies Between & Among Subsidiaries 31

Non - Confidential Materials Accelerated Drug Development Model Fortress Subsidiaries Are Creating A Pipeline of Therapies For Life - Threatening Diseases 32 Diversified Pipeline Experienced, Proven Leadership

Non - Confidential Materials Corporate Presentation December 2017